Exhibit 32.1
                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I,Wayne A. Doss, certify, pursuant to 18 U.S.C.Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of Innocent,Inc., for the fiscal years ended August 31, 2009 and 2008, fully complies with the requirements of Section 13(a) or 15(d)of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Innocent,Inc.

Date:  December 29, 2009

                                             /s/ Wayne A Doss
                                             ------------------------------
                                             Wayne A Doss
                                             President, C.E.O. and Director
                                             (Principal Executive Officer)

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